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                                                                   EXHIBIT 10.68



                            THIRD AMENDMENT TO LEASE
                            ------------------------

     This THIRD AMENDMENT TO LEASE ("THIRD AMENDMENT") is made as of November 15, 1996 by and between the TRUSTEES OF 60 STATE STREET TRUST under Declaration of Trust dated September 10, 1970, recorded with Suffolk Deeds, Book 8389, Page 286, as amended, with an address of c/o Koll Management Services, 60 State Street, Boston, Massachusetts 02109 ("LANDLORD"), and THE PIONEER GROUP, INC., having a mailing address of 60 State Street, Boston, Massachusetts 02109 ("TENANT").

                                    RECITALS
                                    --------

     WHEREAS, Landlord and Tenant entered into a lease dated as of July 3, 1991, as amended by a certain First Amendment to Lease dated as of January 31, 1994, and as further amended by a certain Second Amendment to Lease ("SECOND AMENDMENT") dated September 30, 1996 (collectively, the "LEASE"), for certain space ("PREMISES") on the 3rd, 4th, 6th, 17th, 18th and 19th floors of the building commonly known as 60 State Street, Boston, Massachusetts (the "BUILDING");

     WHEREAS, Landlord has offered, and Tenant has accepted, to lease certain additional space consisting of approximately 22,407 rentable square feet of space, shown as the "FLOOR 5 PREMISES" on the floor plan attached hereto as THIRD AMENDMENT EXHIBIT A and incorporated herein, which offer and acceptance are specifically contingent upon the execution of a lease termination agreement by and between Landlord and the current tenant of the Floor 5 Premises; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to include the Floor 5 Premises within the Premises and to amend certain terms and conditions of the Lease as described below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, Landlord and Tenant hereby agree that Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the Floor 5 Premises on the following terms and conditions:

     1. TERM. The Term for the Floor 5 Premises shall commence on July 16, 1997 and shall expire on March 31, 2002, unless earlier terminated as set forth in the Lease. Landlord and Tenant hereby acknowledge that
          (a) 7,487 rentable square feet of the Floor 5 Premises shall be deemed "Initial L&C Space" pursuant to Section 2.1.3(a) of the Lease, (b) 11,203 rentable square feet of the Floor 5 Premises shall be deemed "Substitute Option Space" pursuant to Section 2.1.3(b) of the Lease, and (c) the remainder of the Floor 5 Premises, approximately 3,717 rentable square feet, shall remain undesignated. Notwithstanding the foregoing, Landlord and Tenant further acknowledge that as of January 1, 1999, Tenant shall be deemed to have exercised its expansion option with respect to the space set forth in clauses (b) and (c) in the preceding sentence (collectively referred to herein as the "Remaining Two-Thirds of 5 L&C Space") and such space shall be subject to all terms and conditions and entitled to all of the rights applicable to "Additional Space" under the Lease.



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     2.   ANNUAL FIXED RENT FOR INITIAL TERM AND ADDITIONAL RENT. Annual Fixed
          Rent for the Floor 5 Premises shall be as follows:

               (i) For the period from July 16, 1997 through March 31, 1998, the Annual Fixed Rent for the Floor 5 Premises shall be $14.75 per rentable square foot;

               (ii) For the period from April 1, 1998 through March 31, 1999, the Annual Fixed Rent for the Floor 5 Premises shall be $15.50 per rentable square foot; '

               (iii) For the period from April 1, 1999 through March 31, 2000, the Annual Fixed Rent for the Floor 5 Premises shall be $16.25 per rentable square foot;

               (iv) For the period from April 1, 2000 through March 31, 2001, the Annual Fixed Rent for the Floor 5 Premises shall be $17.00 per rentable square foot; and

               (v) For the period from April 1,2001 through March 31, 2002, the Annual Fixed Rent for the Floor 5 Premises shall be $17.75 per rentable square foot.

          Tenant shall pay additional rent for the Floor 5 Premises on the same terms and conditions as provided in the Lease for the initial Premises.

     3. LANDLORD'S WORK ON THE FLOOR 5 PREMISES. Notwithstanding any provisions of the Lease to the contrary including without limitation, Sections 3.1 and 3.6, Landlord's Work with respect to the Floor 5 premises shall be solely as set forth on AMENDMENT EXHIBIT B and except for Landlord's Work, the Floor 5 premises shall be delivered to Tenant broom-clean and in their then "as is" condition.

     4. TENANT'S WORK ON THE FLOOR 5 PREMISES. Commencing on July 16, 1997, Tenant shall have the right to construct improvements to the Floor 5 Premises subject to Landlord's approval of Tenant's plans and specifications, which approval shall not be unreasonably withheld or delayed, and subject to the other terms and conditions of the Lease including Section 3.5. All Tenant improvements to the Floor 5 Premises shall be performed at Tenant's sole cost and expense, and Landlord shall not be obligated to reimburse or otherwise compensate Tenant for such improvements.

     5. ADDITIONAL PARKING SPACE. Commencing on July 16, 1997, Tenant shall be entitled to occupy one additional reserved parking space on the P-2 level of the Building garage upon the terms set forth in Section 2.2.1 of the Lease. The foregoing additional parking space shall be treated in all respects as one of the Parking Spaces, and Tenant shall pay additional rent therefor at the rate set forth in Section 2.5 of the Lease.

     6. FLOOR 6 PREMISES. Pursuant to the Second Amendment, Tenant elected to designate the Floor 6 Premises as Substitute Option Space for the period from June 16, 1996 through December 31, 1998 in accordance with
          Section 2.1.3(b) of the Lease. Landlord and Tenant hereby agree as follows: (a) the term with respect to the Floor 6 Premises shall expire on December 31, 1997, (b) effective as of July 16, 1997, the Floor 6 Premises shall no longer be deemed to be Substitute Option Space for the period of time from July 16, 1997 through December 31, 1997, (c) Landlord shall


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          not offer Tenant the right to extend the term of the Floor 6 Premises to be coterminous with the term of the Lease pursuant to Section 2.1.4(a) of the Lease prior to April 1, 1997, and (d) if Tenant elects not, or fails timely, to accept Landlord's right of first offer with respect to the Floor 6 Premises, or waives its right of first offer with respect thereto, Tenant shall have the right to remain in the Floor 6 Premises, even though no longer designated as Substitute Option Space, through December 31, 1997 at the Annual Fixed Rental for such space and such period of time set forth in the Second Amendment and upon all of the other terms and conditions of the Lease.

     7. CAPITALIZED TERMS. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

     8. RATIFICATION. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected and the Lease shall remain in full force and effect.

     9. CONTINGENCY. This Third Amendment to Lease is specifically contingent upon the execution of a certain Lease Termination Agreement by and between Landlord and Lahive and Cockfield, the current tenant in the Floor 5 Premises.

     EXECUTED under seal as of the date first set forth above.

     LANDLORD:                   TRUSTEES OF 60 STATE STREET TRUST

                                 By: /s/
                                     -------------------------------------
                                     John A. Pirovano, as Trustee of 60 State
                                     Street Trust, for self and co-Trustees but
                                     not individually

     TENANT:                     THE PIONEER GROUP, INC.

                                 By: /s/ Diane N. Benson
                                     -------------------------------------
                                     Diane N. Benson
                                     its Vice President
                                     hereunto duly authorized





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                           THIRD AMENDMENT EXHIBIT A
                           -------------------------

                            Plan of Floor 5 Premises
                            ------------------------





                            [GRAPHIC OF FLOOR PLAN]
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                            THIRD AMENDMENT EXHIBIT B

                       LANDLORD'S WORK ON FLOOR 5 PREMISES
                       -----------------------------------

Landlord's Work for the Floor 5 Premises shall consist of the following:

1. Install an ADA compliant unisex restroom in a location to be selected by Tenant and using finishes comparable to the finishes in the unisex restrooms in Tenant's existing Premises for a cost not to exceed Fifteen Thousand Dollars ($15,000.00).

2. Install electrical panels to permit Tenant to connect its life-safety devices as required by applicable Building codes and the ADA;

3. Furnish and install a balancing device on Floor 5 to ensure that the Landlord provides 0.15 cfm of fresh air per rentable square foot;

4. Provide sufficient cooling capacity for the Floor 5 Premises including, without limitation, the following auxiliary areas: telephone equipment rooms, conference rooms, special use rooms, copy rooms, word processing areas and mailrooms, as shown on the plans submitted by Tenant and approved by Landlord shall not be required to provide additional cooling capacity should Tenant substantially change the configuration and/or use of the Floor 5 Premises. Any modification to the existing floor fan units or the addition of supplemental fan coil units shall be at Tenant's sole expense;

5. The restrooms in the Floor 5 Premises shall comply with operational standards reasonably satisfactory to Tenant and with all code requirements as of the date possession of the Floor 5 Premises is delivered to Tenant, including toilet exhaust. All plumbing fixtures and water, waste and vent systems shall be in good repair;

6. Provide electrical power to the Floor 5 Premises sufficient to comply with the provisions of Exhibit J, Section VI; and

7. If the Floor 5 Premises shall be damaged by fire or by any other cause, risk or reason prior to Landlord's delivery of the Floor 5 Premises to Tenant, the provisions of Section 6.1 shall apply to such space as if such space were included within the Premises, notwithstanding the fact that Landlord shall not have delivered such space, except that, in addition to the work set forth above, Landlord's restoration obligation under Section 6.1 shall be limited to restoration of such space as shell space only, meaning without damage to the restrooms, core, exterior walls, floor slabs, steelwork, fireproofing, window frames, mullions or other structural elements of the Building or to the Building systems.

Except as specifically set forth above, all improvements to the Floor 5 Premises shall be made by and at the expense of Tenant, subject to Landlord's approval which shall not be unreasonably withheld or delayed, and subject to the other terms and conditions of the Lease including Section 3.5.




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                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledge notice of the Third Amendment to Lease between the Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated November 15, 1996 and consent thereto.

                              TRUST COMPANY OF THE WEST, a
                              California corporation, as trustee for
                              TCW REALTY FUND VA, as tenant in common

                              By: /s/
                                  ------------------------------------
                                  Authorized Signatory


                              By: /s/
                                  ------------------------------------
                                  Authorized Signatory


                              TCW REALTY FUND VB, a California
                              limited partnership, as tenant in common

                              By: TCW ASSET MANAGEMENT COMPANY,
                                  a California corporation, as General Partner

                                  By:  /s/
                                      --------------------------------
                                      Authorized Signatory

                                  By:  /s/
                                      --------------------------------
                                      Authorized Signatory

                              By: WESTMARK REALTY ADVISORS L.L.C.,
                                  a Delaware limited liability company,
                                  as General Partner

                                  By:  /s/
                                      --------------------------------
                                      Authorized Signatory

                                  By:  /s/
                                      --------------------------------
                                      Authorized Signatory



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                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledges notice of the Third Amendment to Lease between the Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated November 15, 1996 and consent thereto.

                                   TEACHERS INSURANCE ANNUITY
                                   ASSOCIATION OF AMERICA


                                   By: /s/
                                      -------------------------------
                                      its
                                      hereunto duly authorized









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